UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2001

HORIZON OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23653 (Commission File Number)	76-487309 (IRS Employer Identification No.)
2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)		77042 (Zip Code)
(713) 361-2600 (Registrant's telephone number, including area code)

Item 5.     Other Events.

            On February 26, 2001, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

        (b)     Exhibits.

99.

Press release issued by Horizon Offshore, Inc. on February 26, 2001 announcing the appointment of George G. Reuter as Vice President of Sales and Marketing and Eric T. Stagg as Vice President of International Operations of its wholly-owned subsidiary, Horizon Offshore Contractors, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  HORIZON OFFSHORE, INC.

                                                                                 By:    /s/ David W. Sharp
                                                                                          David W. Sharp
                                                                                          Executive Vice President and
                                                                                          Chief Financial Officer

Dated: March 8, 2001